Exhibit 99.1

Investor Symposium on Galinpepimut - S September 15, 2022 NASDAQ: SLS

Forward Looking Statements

ΣELLAS LIFE SCIENCES GROUP

This presentation contains forward-looking statements. Such forward-looking statements can be identified by the use of the words "expect," "believe," "will," "anticipate," "estimate," "plan," "project" and other words of similar import. The forward-looking statements in this presentation include, but are not limited to, statements related to the potential commercial opportunity for our clinical candidate, galinpepimut-S (GPS). These forward-looking statements are based on current plans, objectives, estimates, expectations and intentions, and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with the COVID-19 pandemic and its impact on the Company's clinical plans and business strategy, immune-oncology product development and clinical success thereof, the uncertainty of regulatory approval, and other risks and uncertainties affecting SELLAS and its development programs. These risks and uncertainties are described more fully under the caption "Risk Factors" in SELLAS' Annual Report on Form 10-K filed on March 31, 2022 and in its other filings with the Securities and Exchange Commission. Other risks and uncertainties of which SELLAS is not currently aware may also affect SELLAS' forward-looking statements. The forward-looking statements herein are made only as of the date hereof. SELLAS undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

All statements in this presentation assume a statistically significant and clinically meaningful data outcome from the Phase 3 REGAL study for GPS, a successful BLA filing with the FDA and marketing approval by the FDA.

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Angelos M. Stergiou, M.D., ScD h.c. President & Chief Executive Officer, SELLAS Life Sciences Welcome & Introduction

Robert Francomano Chief Commercial Officer, SELLAS Life Sciences Galinpepimut - S (GPS): Commercial Overview

NASDAQ: SLS Agenda 5 Topic Establishing Commercial Capability and Infrastructure Overview of Current and Emerging AML Treatment Landscape Global Market Epidemiology and Size: Complete Remission (CR2) Patient Numbers Phase 3 REGAL Trial Overview and Emerging Product Profile AML Market Pricing Overview U.S. Reimbursement Expectations for GPS Commercial Activities Key Takeaways

Commercial Opportunity

ΣELLAS LIFE SCIENCES GROUP

To Remain Competitive in the AML Market, Commercial Activities, *Must* Begin While Pivotal REGAL Study is Ongoing

The current slate of FDA approved therapeutics for the treatment of patients with acute myeloid leukemia (AML) hail from organizations with formidable size, resource, developmental and commercial acumen

- 67% are in the top 10
- 100% in the top 50

Based on Revenue

- Building upon SELLAS's commercial initiatives from 4 years ago, it now becomes critically important to employ a strategic GPS commercial product position in AML
  - Commercial activities that are enacted ensure that when GPS makes it to market, its profile and value are well established, differentiated, and poised for acceptance by all market stakeholders

Brand Profile Maximization	Value Proposition	Launch Readiness/Preparation	Demand Generation
Economic Modeling and Burden of Disease	Develop Pricing & Reimbursement Goals	Detailed Launch Planning and Strategy Development	Monitor Performance & Adjust to Market Needs
Determine Drivers of Treatment Decisions	Deploy Health Economic Outcomes Package	Establish Analytics & Market Understanding to Develop KPIs	Maximize Global Launch Sequence & Life Cycle & Priority

- Retrospective review of organizations launching products in the U.S. for the first-time reveal that only half met or exceeded brand forecasts after two years of being on the market
  - Companies, such as SELLAS, investing in commercial activities sooner faired much better by Wall Street measures
  - Investing appropriately early, with proper execution, will deliver a much higher probability of success

Goal: GPS Launch Strategy & Tactical Execution Will Have All the Key Elements to Compete in the AML Market

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Current Acute Myeloid Leukemia Fragmented Landscape

ΣELLAS LIFE SCIENCES GROUP

Despite the introduction of several new agents since 2017, there is a great unmet medical need due to high relapse rates and poor OS outcomes, particularly in the elderly



CD-33
B-Cell Lymphoma 2 (Bcl-2)
FMS-like Tyrosine Kinase (FLT-3)
Isocitrate Dehydrogenase (IDH)
DNA/HMA Methyltransferase (DNMT)
DNA (Synthesis/Polymerase/Gyrase)
Wilms' Tumor Protein 1 (WT1)
Hedgehog Signaling Pathway
CD-45
Selectins
Spleen Tyrosine Kinase (SYK)
Polo-like Kinase 1 (PLK1)
Chemokine Receptor 4 (CXCR4)
CD-47
NEDD8 Activating
GEM-333
JNJ-6751244
AMV-564
AMG330
BI836858
PRGN-3006
VOB-560
GTB-3550
VCAR33
VOR33
SEL21
FF-10101
LOXO-338
HM43239
ZN-d5
SKI-G-801
AMG427
MIK665
CLN-049
BGB-11417
CG-806
ACTIMAB-A
Quizartinib
Crenolanib
HOCENA
Oluasidenib
MYLOTARG
VENCLEXTA
XOSPATA
INQOVI
RYDAPT
ASTX030
ONUREG
TIBSOVO
DACOGEN & VIDAZA (EU ONLY)
IDHIFA
Sapacitabine
VYXEOS
DFP-10917
CUE-102
ASP7517
ZELTHERVA (GPS)
DAURISMO
JTCR016
RG6344
NEXI-001
NTLA-5001
IOMAB-B
Uproleselan
Entospletinib
Volasertib
Radgocitabine
Pevonedistat
GMI-1359
Magrolimab
HMPL-523
Motixafortide
LANRA
GMI-1359
Approved for AML
Phase III
Phase II
Phase I

Source: Biomedtracker

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NASDAQ: SLS Acute Myeloid Leukemia Key Market Incidence • AML is the most common acute leukemia in adults and primarily affects older people with a median age at diagnosis of ~67 years • The AML market is expected to grow at a 21.85% CAGR between 2018 – 2030 to $5 billion Source: Delveinsight AML Market Insight, Epidemiology & Market Forecast - 2030, June 2021 Parameter Sub - Parameter 2018 2030 CAGR Epidemiology Total Incident Population 40,552 48,000 1.42% US 19,438 24,012 1.78% EU5 16,559 19,244 1.20% Japan 4,455 4,744 1.52% Market Size Total Market Size $475.6 M $5.01 B 21.85% US $358.3 M $3.74 B 21.59% EU5 $91.7 M $1.15 B 23.46% Japan $25.6 M $203.6 M 18.87% GPS’ WT1 First - Mover CR2 Status & Differentiated Profile Should Be Well Received in the Evolving Competitive Landscape

NASDAQ: SLS Where Do GPS Patients Come From and How Many Are There? • According to the literature, ~50% of treated, Second - Line AML patients will achieve a CR • ~8,725* patients are clinically appropriate for treatment with GPS in key markets alone 9 With increased therapeutic clinical benefit derived for prior line patients, the CR2 population should conceivably grow over the foreseeable future

GPS Product Profile

ΣELLAS LIFE SCIENCES GROUP

Emerging Product Profile		
Mechanism of Action		• Galinpepimut-S (GPS) consists of 4 WT1-derived peptides[1]: ○ 1 synthetic heteroclitic short peptide to stimulate CD8+ responses (WT1-A1) ○ 2 native long peptides (331 and 427) to stimulate CD4+ responses ○ 1 synthetic heteroclitic long peptide to stimulate both CD4+ and CD8+ cells (122A1)
Study Design		Phase 3, randomized, open label, global, multi-center trial - GPS vs. Best Available Therapy (BAT)[2] (n=116)
Patient Population		Subjects with Acute Myeloid Leukemia, after second-line salvage therapy, who have achieved a second Complete Remission (CR2) or second Complete Remission with incomplete platelet recovery (CR2p)
Dosing & Administration		• Lyophilized, sterile, white preservative-free powder • 800 µg dose (200 µg of each peptide x 4)] administered subcutaneously over 52 weeks (15 injections) • Adjuvant Montanide ISA51 (emulsion) • To increase immune response • LEUKINE® (sargramostim) GM-CSF subcutaneous ○ On Day -2 ○ On Day 1 before each GPS injection
Efficacy Endpoints	*Primary Endpoint*	**Overall Survival (OS)** •At least 90% powered •Assumed Hazard Ratio (HR) of 0.52 based on a **median OS of 10.4 months (GPS) vs 5.4 months (BAT)** •To declare statistical significance: **HR of <0.675 at final analysis**
	Secondary Endpoints	• Leukemia Free Survival (LFS) • OS rate (%) at 6, 9, 12 months • LFS rate (%) at 6, 9 , 12 months • Minimal Residual Disease (MRD) by multigene assay

Safety and Tolerability		
	Phase 2 AML CR1 (n=22) • Any TEAE = 21 (95.5%) • Any serious TEAE = 1 (4.5%) • Any study drug-related TEAE = 16 (72.7%) • Any study drug-related serious TEAE = 1 (4.5%) • Any TEAEs leading to discontinuation = 1 (4.5%)	**Moffitt Trial (n=16) – TEAEs in >1 patient** • Fatigue = G1/2: 3 (18.75%); no G3/4 • Leukopenia = G1/2: 2 (12.5%); G3/4: 1 (6.67%) • Pain = G1/2: 2 (12.5%); no G3/4 • Hematoma/abnormal bleeding = G1/2: 2 (12.5%); no G3/4 • Nausea = G1/2: 2 (12.5%); no G3/4

1. Multivalent (4) peptides consisting of WT1-A1, WT1-331 L, WT1-427 L, WT1-122A1 L; addressing 25 Wilms Tumor 1 (WT1) epitopes
2. Investigator choice of observation, hypomethylating agent (HMA) monotherapy, venetoclax monotherapy, or low-dose Ara-C (LDAC)

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NASDAQ: SLS Analogue selection focuses on agents indicated for orphan diseases, with similar usage and market dynamics to ensure transferrable insights 11 KEY CONSIDERATIONS Population Size Patient volume and budget impact heavily influence pricing flexibility Product Usage Market Dynamics POTENTIAL ANALOGUE EXAMPLES • Rare or ultra - rare condition • Targeting subset of overall population Duration of therapy and combo use can have significant pricing implications Competitive intensity and perceived burden can impact pricing flexibility • Similar prescriber/type of condition • Usage in maintenance setting • Monotherapy vs combination usage • Disease burden and unmet need • Competitive dynamics » Target patient population » Current benchmarks/price band • Degree of Innovation/ Clinical Improvement • Branded agents within AML • Agents for other orphan conditions • Rare disease defined: • US: a disease or condition that affects fewer than 200,000 people • EU: life - threatening or chronically debilitating diseases with low prevalence (less than 5 per 10,000)

Across analogues, BLINCYTO, FOLOTYN and SOLIRIS represent the closest fit to GPS due to alignment of unique product and market characteristics

ΣELLAS LIFE SCIENCES GROUP

Currently Approved Therapeutics to Treat AML and Orphan/Rare Diseases Have a Broad Range of Average Price Per Patient Per Year

Payers conceivably could view GPS as either an AML or Orphan Disease therapeutic

INCREASING RELEVANCE

Product	Closeness of Fit	Line of Therapy	Level of Innovation	Price Based on Average Duration of Therapy	Annualized Publicized Price
BLINCYTO (blinatumomab) for injection	✓ Leukemia/Lymphoma ✓ Fatal Disease ✓ High Relapse Rate	2L+	+++	$188K	$750K
FOLOTYN (pralatrexate injection)	✓ Lymphoma ✓ Fatal Disease ✓ High Relapse Rate	2L+	+++	$171K	$850K
SOLIRIS® (eculizumab) Concentrated solution for intravenous infusion	× Non-Oncology ✓ High Mortality Rate ✓ Ultra-Rare Indication	1L+	+++	$541K	$680K
Revlimid (lenalidomide) capsules	✓ Multiple Myeloma ✓ Long Duration of Survival ✓ High Relapse Rate	1L+ *(2L+ at launch)*	+++	$280K	$265K
VITRAKVI (larotrectinib) 25 mg/100 mg CAPSULES 20 mg/mL ORAL SOLUTION	× Solid Tumor ✓ Fatal Disease ✓ High Relapse Rate	1L+ *(dependent on tumor type)*	++	$306K	$400K
Kyprolis® (carfilzomib) for injection	✓ Multiple Myeloma ✓ Long Duration of Survival ✓ High Relapse Rate	2L+	+	$131K	$260K

US & EU pricing attainability analysis in progress

Full scope to assess value demonstration parameters, disease burden/socioeconomic impact, reimbursement pathways, & budget impact

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NASDAQ: SLS GPS Payer Value Proposition Anticipated to be Widely Accepted by Public and Private Payers • Given average age of the AML patient, CMS is expected to be the primary payer • Likely minimal out of pocket expense given most patients will have supplemental Medigap supplemental insurance • Reimbursement pathway evaluation currently in progress for GPS 13 Public Payer (~70 - 80% of Claims)

NASDAQ: SLS GPS Payer Value Proposition Anticipated to be Widely Accepted by Public and Private Payers (cont.) • Expected to cover 20 - 30% of GPS claims • May reasonably assume that commercial plans will follow CMS for coverage • Prior authorization relatively standard • Treatment Guideline inclusion can greatly increase reimbursement acceptability 14 Private Payer (~20 - 30% of Claims)

High Level GPS AML Launch Roadmap to Market Entry



Initiate Market Assessment, Commercial Strategy & Launch Readiness
GPS Pricing, Value Proposition, and Reimbursement Pathway
Expanded Access Program
Develop Market Insights Treatment Flow - Patient Journey
Explore Distribution Channel Approach
Integrated Launch Plan Initiation
Patient Segmentation
Product Positioning
HEOR/RWE Exploration & Value Build
Establish Patient and KOL Advocacy Approach
Progress "Go-to-Market" Strategy
Integrate & Align with Internal Stakeholders
Logo Development/ Brand Identity
Brand / Disease Lexicon
Global Value/ AMCP Dossier Development
Creative Concept Development
Payer Budget Impact Model
BLA Submission
Scientific Communications Platform
Integrated Launch Plan FINAL
"Go Live" Disease Awareness Campaign (Prepare the Market)
Demand/ Attitudes, Trial & Usage Research (Establish Baseline Market Understanding)
ASH* "Coming Soon" or Launch Event/Product Theater
PDUFA Date
Patient Hub & Reimbursement Assistance Program
Speaker Bureau Initiated
REGAL Primary Publication
Compendia/ NCCN Guideline Adoption
Goal: Flawless Execution with a Highly Experienced Customer-Facing Team
Initial Insight Generation Period

*Dependent upon timing of approval

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Key Takeaways

SELLAS LIFE SCIENCES GROUP

- ✓ **AML has a significant unmet medical need**
  - High relapse rates and poor OS outcomes, particularly in the elderly despite the introduction of several new agents in the past 5 years
- ✓ **Growing market opportunity with CR2 population**
  - GPS' WT1 first-mover CR2 status & differentiated profile should be well received in the evolving competitive landscape
- ✓ **Developing GPS AML launch roadmap to market entry**
  - Goal: flawless execution with a highly experienced customer-facing team
- ✓ **GPS payer value proposition is anticipated to be widely accepted by both public & private payers**
  - Reimbursement pathway evaluation currently in progress
- ✓ **SELLAS's strategic goal: GPS lifecycle & expanded portfolio will provide foundation for eventual quarter on quarter growth**
  - SELLAS will approach drug-launch as a decisive and agile fast-mover

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17 For additional information, please contact: SELLAS Life Sciences Group, Inc. (Nasdaq: SLS) info@sellaslife.com SELLAS@kcsa.com Thank You!